<PRE>


                                                                 EXHIBIT 23

                           CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 30, 2000 appearing on page F-2 of Sybron Chemicals Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.




     PricewaterhouseCoopers LLP
     Philadelphia, PA
     March 30, 2000
</PRE>